                                                                 EXHIBIT 10.7(b)


                             SYNAPTICS INCORPORATED

                       -----------------------------------

             2001 EMPLOYEE STOCK PURCHASE SUB-PLAN FOR UK EMPLOYEES

                             SYNAPTICS INCORPORATED

                          -----------------------------

             2001 EMPLOYEE STOCK PURCHASE SUB-PLAN FOR UK EMPLOYEES

1.      Purpose.....................................................................................1
2.      Definitions.................................................................................1
3.      Eligibility.................................................................................3
4.      Offering Periods............................................................................4
5.      Election to Participate.....................................................................4
6.      Participant Contributions...................................................................6
7.      Grant of Option.............................................................................7
8.      Exercise Price..............................................................................7
9.      Exercise of Options.........................................................................8
10.     Delivery....................................................................................8
11.     Withdrawal; Termination of Employment.......................................................8
12.     Stock.......................................................................................9
13.     Administration..............................................................................9
14.     Designation of Beneficiary..................................................................9
15.     Transferability............................................................................10
16.     Participant Accounts.......................................................................10
17.     Adjustments Upon Changes in Capitalization; Corporate Transactions.........................10
18.     Amendment of the Plan......................................................................11
19.     Termination of the Plan....................................................................11
20.     Notices....................................................................................11
21.     Effective Date.............................................................................12
22.     Conditions Upon Issuance of Shares.........................................................12
23.     Expenses of the Plan.......................................................................12
24.     No Employment Rights.......................................................................12
25.     Applicable Law.............................................................................12
26.     Additional Restrictions of Rule 16b-3......................................................12

                             SYNAPTICS INCORPORATED

                          -----------------------------

             2001 EMPLOYEE STOCK PURCHASE SUB-PLAN FOR UK EMPLOYEES

      1. Purpose. The purpose of this Sub-Plan is to provide incentive for present and future employees of the Company's Designated Subsidiaries in the UK to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock. It is the Company's intention that the Plan under which this Sub-Plan is adopted qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code. This Sub-Plan is governed by the Plan and the shares authorized hereunder are included in the shares authorized by the Plan. This Sub-Plan restates all of the applicable provisions of the Plan together with any revision necessary to accommodate the specific requirements of UK law.

      2.    Definitions.

            (a) "Applicable Percentage" means the percentage specified in
Section 8, subject to adjustment by the Committee as provided in Section 8.

            (b) "Board" means the Board of Directors of the Company.

            (c) "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

            (d) "Committee" means the committee appointed by the Board to administer the Plan as described in Section 13 of the Plan or, if no such Committee is appointed, the Board.

            (e) "Common Stock" means the Company's common stock, par value $.001 per share.

            (f) "Company" means Synaptics Incorporated, a Delaware corporation.

            (g) "Compensation" means, with respect to each Participant for each pay period, the full base salary and overtime paid to such Participant by the Company or a Designated Subsidiary. Except as otherwise determined by the Committee, "Compensation" does not include: (i) bonuses or commissions; (ii) any amounts contributed by the Company or a Designated Subsidiary to any pension plan; (iii) any automobile or relocation allowances (or reimbursement for any such expenses); (iv) any amounts paid as a starting bonus or finder's fee; (v) any amounts realized from the exercise of any stock options or incentive awards;
(vi) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits, or; (vii) other similar forms of extraordinary compensation.

            (h) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or the Designated

Subsidiary that employs the Employee, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (i) "Designated Subsidiaries" means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (j) "Employee" means any person, including an Officer employed by one of the Company's Designated Subsidiaries in the UK.

            (k) "Eligible Employee" means any Employee who is designated as eligible to participate by the Administrator in accordance with UK law and pursuant to the terms of the Plan.

            (l) "Entry Date" means the first day of each Exercise Period.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n) "Exercise Date" means the last Trading Day ending on or before each June 30 and December 31.

            (o) "Exercise Period" means, for any Offering Period, each period commencing on the Offering Date and on the day after each Exercise Date, and terminating on the immediately following Exercise Date.

            (p) "Exercise Price" means the price per share of Common Stock offered in a given Offering Period determined as provided in Section 8.

            (q) "Fair Market Value" means, with respect to a share of Common Stock, the Fair Market Value as determined under Section 7(b).

            (r) "First Offering Date" means the commencement date of the initial public offering contemplated by the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission.

            (s) "Joint Election" means an election within the meaning of paragraph 3B, Social Security Contributions and Benefits Act.

            (t) "Offering Date" means the first Trading Day of each Offering Period; provided, that in the case of an individual who becomes eligible to become a Participant under Section 3 after the first Trading Day of an Offering Period, the term "Offering Date" shall mean the first Trading Day of the Exercise Period coinciding with or next succeeding the day on which that individual becomes eligible to become a Participant. Options granted after the first day of an Offering Period will be subject to the same terms as the options granted on the first Trading Day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first Trading Day of such Offering Period, a shorter term.

            (u) "Offering Period" means, subject to adjustment as provided in
Section 4, (i) with respect to the first Offering Period, the period beginning on the First Offering Date and ending on December 31, 2003, and (ii) with respect to each Offering Period thereafter, the period beginning on the January 1 immediately following the end of the previous Offering Period and ending on the December 31 which is 24 months thereafter.

            (v) "Officer" means a person who is an officer of the Company within the meaning of Section 16 under the Exchange Act and the rules and regulations promulgated thereunder.

            (w) "Participant" means an Eligible Employee automatically enrolled in the Plan pursuant to Section 5(a) hereof, or an Eligible Employee who has elected to participate in the Plan by filing an enrollment agreement with the Company as provided in Section 5(b) hereof.

            (x) "Plan" shall mean the Amended and Restated Synaptics Incorporated 2001 Employee Stock Purchase Plan and this Sub-Plan taken as a whole.

            (y) "Plan Contributions" means, with respect to each Participant, the lump sum cash transfers, if any, made by the Participant to the Plan pursuant to Section 5(a) hereof plus the after tax payroll deductions if any withheld from the Compensation of the Participant and contributed to the Plan for the Participant or as provided in section 6 hereof and any other amounts contributed to the Plan for the Participant in accordance with the terms of the Plan.

            (z) "Right" means an option to purchase shares granted pursuant to the Plan.

            (aa) "Subsidiary" shall mean any corporation, domestic or foreign, of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, and that otherwise qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

            (bb) "Tax" shall include all forms of tax, charges, duties, costs and imposts and levies and whether of the United Kingdom, United States of America or elsewhere and whether chargeable directly or primarily against or attributable directly or primarily to the Company or to any other person including without limitation, income tax (including income tax or amounts equivalent to or in respect of income tax required to be deducted or withheld from or accounted for in respect of any payment), withholding taxes, Primary (employee) class 1 National Insurance contributions, social security or other similar contributions.

            (cc) "Trading Day" shall mean a day on which the national stock exchanges and the Nasdaq system are open for trading.

            (dd) "Trigger Event" shall mean the grant, exercise, cancellation, release, assignment or other disposal of any Rights pursuant to this Plan.

      3.    Eligibility.

            (a) Any Eligible Employee who has completed at least three (3) months of employment with the Company or any Designated Subsidiary and who is an Eligible Employee as of the Offering Date of a given Offering Period shall be eligible to become a Participant as of any Entry Date within that Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code; provided, however, that any Employee who is an Eligible Employee as of the First Offering Date shall be eligible to become a Participant as of such First Offering Date.

            (b) Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an option under the Plan (i) to the extent that if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries intended to qualify under Section 423 of the Code to accrue at a rate which exceeds $25,000 of fair market value of stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4. Offering Periods. The Plan shall generally be implemented by a series of Offering Periods. The first Offering Period shall commence on the First Offering Date and end on December 31, 2003, and succeeding Offering Periods shall commence on the January 1 immediately following the end of the previous Offering Period and end on the December 31 which is 24 months thereafter. If, however, the Fair Market Value of a share of Common Stock on any Exercise Date (except the final scheduled Exercise Date of any Offering Period) is lower than the Fair Market Value of a share of Common Stock on the Offering Date, then the Offering Period in progress shall end immediately following the close of trading on such Exercise Date, and a new Offering Period shall begin on the next subsequent January 1 or July 1, as applicable, and shall extend for a 24 month period ending on December 31 or June 30, as applicable. Subsequent Offering Periods shall commence on the January 1 or July 1, as applicable, immediately following the end of the previous Offering Period and shall extend for a 24 month period ending on December 31 or June 30, as applicable. The Committee shall have the power to make other changes to the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

      5.    Participation.

            (a) All Employees who are Eligible Employees as of the First Offering Date shall automatically become Participants in the Plan as of the First Offering Date, and shall be eligible to purchase shares of the Common Stock on the Exercise Date of the first Exercise Period of the initial Offering Period in an amount equal to the lesser of (i) the aggregate purchase price for one thousand five hundred (1,500) shares of Common Stock or (ii) fifteen (15%) percent of the Compensation that the Participant receives during the first Exercise Period of the initial Offering Period (subject to the restrictions contained in Section 3(b) hereof), unless the Participant elects a lower level of participation as provided under Section 5(c) hereof. Such purchase shall be made by a direct lump sum cash transfer by the Participant to the Plan, unless the Participant files a payroll deduction election in accordance with Section 5(c), or withdraws from the Plan pursuant to Section 11 hereof. No enrollment agreement or payroll deduction election need be filed by a Participant with the Company in order to participate in the initial Offering Period.

            (b) Employees meeting the eligibility requirements of Section 3 hereof after the First Offering Date may elect to participate in the Plan commencing on any Entry Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the Company on or prior to such Entry Date, unless a later time for filing the enrollment agreement is set by the Committee for all Eligible Employees with respect to a given offering. The enrollment agreement shall contain a payroll deduction election setting forth the percentage of the Participant's Compensation that is to be withheld by payroll deduction pursuant to the Plan.

            (c) No payroll deductions shall be made (and no payroll deduction elections shall be accepted) by the Company for Participants during the first Exercise Period of the initial Offering Period prior to the time that a registration statement with respect to the shares of Common Stock being offered under the Plan has been filed with the Securities Exchange Commission on Form S-8, and is effective. Once the Form S-8 is effective, a Participant may, but need not, make a payroll deduction election with respect to the first Exercise Period of the initial Offering Period by filing an enrollment agreement containing the payroll deduction election with the Company. A Participant may elect a lower level of participation than that provided in Section 5(a) hereof with respect to the first Exercise Period of the initial Offering Period at that time. If a payroll deduction is elected under this Section 5(c), payroll deductions may commence as early as with the first pay period beginning after the First Offering Date. Subject to the participation level specified in Section 5(a), the rate of payroll deduction during the first Exercise Period of the initial Offering Period may exceed the maximum permitted rate under Section 6(a) hereof to make up for the payroll deductions, if any, which would otherwise have been made prior to the effectiveness of the Form S-8 with respect to the Plan. If a payroll deduction election is made under this Section 5(c), payroll deductions shall continue at the rate elected by the Participant under Section 6(a) for subsequent Exercise Periods, unless the Participant makes a change permitted under Section 6(b), or withdraws from the Plan under Section 12.

            (d) For all Exercise Periods subsequent to the first Exercise Period of the initial Offering Period, purchases generally must be made via payroll deduction. Participants in the first Exercise Period of the initial Offering Period who do not make a payroll deduction election pursuant to Section 5(c) must file an enrollment form containing a payroll deduction election with respect to subsequent Exercise Periods with the Company prior to the commencement of a subsequent Exercise Period (unless a later time for filing is set by the Administrator for all Participants) in order to make further purchases under the Plan. Payroll deductions for Participants required to file a payroll deduction election under this Section 5(d) shall commence on the first payroll of the subsequent Exercise Period and shall end on the last payroll in the Offering Period, unless sooner terminated by the Participant as provided in
Section 12.

            (e) Except as otherwise determined by the Committee under rules applicable to all Participants, payroll deductions for Participants enrolling in the Plan after the First Offering Date under Section 5(b) shall commence on the first payroll following the Entry Date on which the Participant files an enrollment agreement in accordance with Section 5(b) and shall end on the last payroll in the Offering Period, unless sooner terminated by the Participant as provided in Section 12.

            (f) Unless a Participant elects otherwise prior to the last Exercise Date of an Offering Period, including the last Exercise Date prior to termination in the case of an Offering

Period terminated by operation of the rule contained in Section 4 hereof, such Participant shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period (and, for purposes of such Offering Period such Participant's "Entry Date" shall be deemed to be the first day of such Offering Period) and (ii) to have authorized the same payroll deduction for such immediately succeeding Offering Period as was in effect for such Participant immediately prior to the commencement of such succeeding Offering Period.

      6.    Plan Contributions.

            (a) Except with respect to the first Exercise Period of the initial Offering Period, and except as otherwise authorized by the Committee pursuant to
Section 6(d) below, all contributions to the Plan shall be made only by payroll deductions. At the time a Participant files the enrollment agreement with respect to an Offering Period, the Participant may authorize payroll deductions to be made on each payroll date during the portion of the Offering Period that he or she is a Participant in an amount not less than 1% and not more than 15% of the Participant's Compensation net of any Tax on each payroll date during the portion of the Offering Period that he or she is a Participant (or subsequent Offering Periods as provided in Section 5(f)). The amount of payroll deductions shall be a whole percentage (i.e., 1%, 2%, 3%, etc.) of the Participant's Compensation net of any Tax.

            (b) A Participant may discontinue his or her participation in the Plan as provided in Section 11, or may decrease or increase the rate or amount of his or her payroll deductions during such Offering Period (within the limitations of Section 5(c) and 6(a) above) by completing and filing with the Company a new enrollment agreement authorizing a change in the rate or amount of payroll deductions; provided, that a Participant may not change the rate or amount of his or her payroll deductions more than once in any Exercise Period. The change in rate or amount shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new enrollment agreement.

            (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant's payroll deductions may be decreased to 0% at such time during any Exercise Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Exercise Period and any other Exercise Period ending within the same calendar year are equal to the product of $25,000 multiplied by the Applicable Percentage for the calendar year. Payroll deductions shall recommence at the rate provided in the Participant's enrollment agreement at the beginning of the following Exercise Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 12.

            (d) Notwithstanding anything to the contrary in the foregoing, but subject to the limitations set forth in Section 3(b), the Committee may permit Participants to make after-tax contributions to the Plan at such times and subject to such terms and conditions as the Committee may in its discretion determine. All such additional contributions shall be made in a manner consistent with the provisions of Section 423 of the Code or any successor thereto, and shall be held in Participants' accounts and applied to the purchase of shares of Common Stock pursuant to options granted under this Plan in the same manner as payroll deductions contributed to the Plan as provided above.

            (e) All Plan Contributions made for a Participant shall be deposited in the Company's general corporate account and shall be credited to the Participant's account under the Plan. No interest shall accrue or be credited with respect to a Participant's Plan Contributions. All Plan Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.

      7.    Grant of Option.

            (a) On a Participant's Entry Date, subject to the limitations set forth in Sections 3(b) and 13(a), the Participant shall be granted an option to purchase on each subsequent Exercise Date during the Offering Period in which such Entry Date occurs (at the Exercise Price determined as provided in Section 8 below) up to a number of shares of Common Stock determined by dividing such Participant's Plan Contributions accumulated prior to such Exercise Date and retained in the Participant's account as of such Exercise Date by the Exercise Price; provided, that the maximum number of shares a Participant may purchase during any Exercise Period shall be One Thousand Five Hundred (1,500) shares. The Fair Market Value of a share of Common Stock shall be determined as provided in Section 7(b).

            (b) The Fair Market Value of a share of Common Stock on a given date shall be determined by the Committee in its discretion; provided, that if there is a public market for the Common Stock, the Fair Market Value per share shall be either (i) the closing price of the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market System, (ii) if such price is not reported, the average of the bid and asked prices for the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by Nasdaq, (iii) in the event the Common Stock is listed on a stock exchange, the closing price of the Common Stock on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or (iv) if no such quotations are available for a date within a reasonable time prior to the valuation date, the value of the Common Stock as determined by the Committee using any reasonable means. For purposes of the First Offering Date, the Fair Market Value of a share of Common Stock shall be the Price to Public as set forth in the final prospectus filed by the Company with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

      8. Exercise Price. The Exercise Price per share of Common Stock offered to each Participant in a given Offering Period shall be the lower of:
(i) the Applicable Percentage of the greater of (A) the Fair Market Value of a share of Common Stock on the Offering Date or (B) the Fair Market Value of a share of Common Stock on the Entry Date on which the Employee elects to become a Participant within the Offering Period or (ii) the Applicable Percentage of the Fair Market Value of a share of Common Stock on the Exercise Date. The Applicable Percentage with respect to each Offering Period shall be 85%, unless and until such Applicable Percentage is increased by the Committee, in its sole discretion, provided that any such increase in the Applicable Percentage with respect to a given Offering Period must be established not less than fifteen
(15) days prior to the Offering Date thereof.

      9. Exercise of Options. Unless the Participant withdraws from the Plan as provided in Section 11, the Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to such option shall be purchased for the Participant at the applicable Exercise Price with the accumulated Plan Contributions then credited the Participant's account under the Plan. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

      10.   Tax.

            (i) No Rights granted under the Plan may be exercised to any extent unless (i) the Participant has paid to the Company and/or any Designated Subsidiary the Tax liabilities which have arisen or may arise on a Trigger Event; and

            (ii) if requested by the Company, the Participant has paid to the Company and/or any Designated Subsidiary (collecting as agent for the Inland Revenue) any transferred employer's (secondary) class 1 National Insurance contributions pursuant to the terms of the Joint Election.

      11. Delivery. As promptly as practicable after each Exercise Date, the Company shall arrange for the delivery to each Participant (or the Participant's beneficiary), as appropriate, or to a custodial account for the benefit of each Participant (or the Participant's beneficiary) as appropriate, of a certificate representing the shares purchased upon exercise of such Participant's option. Any amount remaining to the credit of a Participant's account after the purchase of shares by such Participant on an Exercise Date, or which is insufficient to purchase a full share of Common Stock, shall be carried over to the next Exercise Period if the Participant continues to participate in the Plan or, if the Participant does not continue to participate, shall be returned to the Participant.

      12.   Withdrawal; Termination of Employment.

            (a) A Participant may withdraw from the Plan at any time after the Company's registration statement on Form S-8 with respect to the Plan is effective by giving written notice to the Company. All of the Plan Contributions credited to the Participant's account, if any, and not yet invested in Common Stock will be paid to the Participant as soon as administratively practicable after receipt of the Participant's notice of withdrawal, the Participant's option to purchase shares pursuant to the Plan automatically will be terminated, and no further payroll deductions, if any have been authorized, for the purchase of shares will be made for the Participant's account. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan (a "Former Participant") unless the Former Participant enrolls in a subsequent Offering Period in accordance with Section 5(b).

            (b) Upon termination of the Participant's Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death, the Plan Contributions credited to the Participant's account and not yet invested in Common Stock will be returned to the Participant or, in the case of death, to the Participant's beneficiary as determined pursuant to Section 15, and the Participant's option to purchase shares under the Plan will automatically terminate.

            (c) A Participant's withdrawal from an Offering Period will not have any effect upon the Participant's eligibility to participate in succeeding Offering Periods or in any similar plan which may hereafter be adopted by the Company.

      13.   Stock.

            (a) Subject to adjustment as provided in Section 18, the maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be One Million (1,000,000) shares, plus an automatic annual increase on the first day of each of the Company's fiscal years beginning in 2002 and ending in 2011 equal to the lesser of (i) Five Hundred Thousand (500,000) shares, (ii) 1% of all shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or (iii) a lesser amount determined by the Board. Shares of Common Stock subject to the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purpose of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.

            (b) A Participant will have no interest or voting right in shares covered by his option until such option has been exercised.

            (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as requested by the Participant.

      14.   Administration.

            (a) The Plan shall be administered by the Committee. The Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The administration, interpretation, or application of the Plan by the Committee shall be final, conclusive and binding upon all persons.

            (b) Notwithstanding the provisions of Subsection (a) of this Section 14, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not "disinterested" as that term is used in Rule 16b-3.

      15.   Designation of Beneficiary.

            (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of the Participant's death subsequent to an Exercise Date on which the Participant's option hereunder is exercised but prior to delivery to the Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of the Participant's death prior to the exercise of the option.

            (b) A Participant's beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      16. Transferability. Neither Plan Contributions credited to a Participant's account nor any rights to exercise any option or receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution, or as provided in Section 15). Any attempted assignment, transfer, pledge or other distribution shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 12.

      17. Participant Accounts. Individual accounts will be maintained for each Participant in the Plan to account for the balance of his Plan Contributions and options issued and shares purchased under the Plan. Statements of account will be given to Participants semi-annually in due course following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

      18.   Adjustments Upon Changes in Capitalization; Corporate
Transactions.

            (a) If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, upon authorization of the Committee, appropriate adjustments shall be made in the number and/or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any Participant upon exercise of options granted under the Plan.

            (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the Company's assets, or the merger of the Company with or into another corporation (each, a "Sale Transaction"), each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Exercise Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Exercise Period then in progress in lieu of assumption or substitution in the event of a Sale Transaction, the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for such Participant's option has been changed to the New Exercise Date and that such Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the

Participant has withdrawn from the Plan as provided in Section 12. For purposes of this Section 17(b), an option granted under the Plan shall be deemed to have been assumed if, following the Sale Transaction, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the Sale Transaction, the consideration (whether stock, cash or other securities or property) received in the Sale Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the Sale Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, that if the consideration received in the Sale Transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Sale Transaction.

            (c) In all cases, the Committee shall have sole discretion to exercise any of the powers and authority provided under this Section 18, and the Committee's actions hereunder shall be final and binding on all Participants. No fractional shares of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 18.

      19. Amendment of the Plan. The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided, that (i) no such amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant and (ii) the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation), the Company shall obtain shareholder approval of any such amendment.

      20.   Termination of the Plan.

      The Plan and all rights of Employees hereunder shall terminate on the earliest of:

            (a) the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan;

            (b) such date as is determined by the Board in its discretion; or

            (c) the last Exercise Date immediately preceding the tenth (10th) anniversary of the Plan's effective date.

      In the event that the Plan terminates under circumstances described in
Section 20(a) above, reserved shares remaining as of the termination date shall be sold to Participants on a pro rata basis.

      21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      22. Effective Date. Subject to adoption of the Plan by the Board, the Plan shall become effective on the First Offering Date. The Board shall submit the Plan to the shareholders of the Company for approval within twelve months after the date the Plan is adopted by the Board.

      23. Conditions Upon Issuance of Shares.

          (a) The Plan, the grant and exercise of options to purchase shares under the Plan, and the Company's obligation to sell and deliver shares upon the exercise of options to purchase shares shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations and the requirements of any stock exchange on which the shares may then be listed.

           (b) The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

      24. Expenses of the Plan. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.

      25. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

      26. Applicable Law. The laws of the State of California shall govern all matter relating to this Plan except to the extent (if any) superseded by the laws of the United States.

      27. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                             SYNAPTICS INCORPORATED

                              AMENDED AND RESTATED

               2001 EMPLOYEE STOCK PURCHASE PLAN FOR UK EMPLOYEES

                              ENROLLMENT AGREEMENT

Employee's Name:                                     Social Security Number:
                  ------------------------------           -     -
                                                      ----- ----- ------

Address:
                  ------------------------------

                  ------------------------------

                  ------------------------------

Entry Date:       First Offering Date

         I,                                       , hereby make the following
elections with respect to the Synaptics Incorporated Amended and Restated 2001 Employee Stock Purchase Plan for UK Employees (the "Plan"). Capitalized terms used in this Enrollment Agreement have the meanings set forth under the Plan, unless the context clearly indicates otherwise.

I. ELECTION OF PARTICIPATION LEVEL IN FIRST EXERCISE PERIOD OF INITIAL OFFERING PERIOD

         As a Participant in the first Exercise Period of the initial Offering Period of the Plan, I understand that I am automatically entitled to make a lump sum payment to the Company of up to 15% of my Compensation net of Tax during the first Exercise Period of the initial Offering Period for the purchase of Common Stock.

         [ ] I hereby elect to change my participation level in the Plan during this first Exercise Period of the initial Offering Period from 15% to:

                         % (must be a whole number from 0% - 15%)
                   -----

of my Compensation net of  Tax during this Exercise Period.

         [ ] I hereby elect to continue participating in the Plan during this Exercise Period at the level of 15% of my Compensation net of Tax during this Exercise Period.

II. PAYROLL DEDUCTION ELECTION FOR FIRST EXERCISE PERIOD OF INITIAL OFFERING PERIOD


         [ ] I authorize a payroll deduction in an amount equal to my participation level as a percentage of my Compensation net of Tax during this Exercise Period. I understand that, in order to make up for the payroll deductions which would otherwise have been made during this Exercise Period prior to the effectiveness of the Company's registration of the Plan with the Securities and Exchange Commission, the deductions from my paycheques during the remainder of this Exercise Period may exceed the participation level I have elected as a percentage of each paycheque (though the deductions, in total, will not exceed my participation level as a percentage of my Compensation net of Tax for the entire Exercise Period).

         [ ] I do not authorize a payroll deduction with respect to the first Exercise Period of the initial Offering Period. I will make a lump sum payment to the Company prior to the first Exercise Date, in an amount equal to my participation level in this Exercise Period. I understand that I must make a payroll deduction election with respect to subsequent Exercise Periods in order to continue participating in the Plan.

III. PAYROLL DEDUCTION / PARTICIPATION LEVEL ELECTION FOR SUBSEQUENT EXERCISE PERIODS

         For Exercise Periods subsequent to the first Exercise Period of the initial Offering Period, I hereby authorize payroll deductions from each paycheck in the amount of:

     [ ] the same percentage I elected with respect to the first Exercise Period of the initial Offering Period

     [ ]         % (must be a whole number between 1% and 15%)

of my Compensation net of Tax on each payday, in accordance with the Plan. I understand that all purchases of Common Stock under the Plan after the first Exercise Period of the initial Offering Period may only be made through payroll deductions; thus the payroll deduction I am electing shall also be my participation level in the Plan for Exercise Periods after the first Exercise Period of the initial Offering Period. I understand that my total payroll deductions, plus lump sum payments, if any, for any calendar year may not exceed the Sterling equivalent of $21,250, and that I may not purchase more than 1,500 shares of Common Stock during any one Exercise Period. I understand that I may change my payroll deduction election (no more frequently than once per Exercise Period) by filing a new Enrollment Agreement with the Company, and that any new election will be effective with the first full payroll period which begins at least ten business days after the Company's receipt of my new Enrollment Agreement.

IV.   DESIGNATION OF NAME(S) ON SHARES

      Shares to be delivered to me under the Plan should be issued in the name(s) of:

      [ ]   My name only.

      [ ]   Jointly in my name and my spouse's name.  My spouse's name is:

            --------------------------------- .

V.    DESIGNATION OF BENEFICIARY (OR BENEFICIARIES)

      [ ]   In the event of my death, I hereby designate the following as my beneficiary or beneficiaries to receive (in equal shares) all payments and Common Stock due me under the Plan:

NAME: (Please print)
                     -----------------------------------------------------------
                     (First)               (Middle)                 (Last)


------------------------------               ---------------------------------
      (Relationship)
                                             ---------------------------------

                                             ---------------------------------
                                                          (Address)


NAME: (Please print)
                     -----------------------------------------------------------
                     (First)               (Middle)                 (Last)


------------------------------               ---------------------------------
      (Relationship)
                                             ---------------------------------

                                             ---------------------------------
                                                          (Address)

NAME: (Please print)
                     -----------------------------------------------------------
                     (First)               (Middle)                 (Last)


------------------------------               ---------------------------------
      (Relationship)
                                             ---------------------------------

                                             ---------------------------------
                                                          (Address)

VI.   ACKNOWLEDGEMENTS

      [ ] I acknowledge that by continuing to participate in the Plan, I agree to continue to be bound by the terms of the Plan. The Plan shall control in the event of any discrepancy between the terms of the Plan and of this Enrollment Agreement.

      [ ] I understand that the payroll deductions authorized by this Enrollment Agreement shall be accumulated, without interest, for the purchase of shares of the Company's Common Stock at the applicable purchase price determined in accordance with the Plan. I understand that if I do not withdraw from the Plan during an Offering Period, any accumulated payroll deductions will be used to automatically exercise my options on each Exercise Date during the Offering Period.

      [ ] I have received a copy of the Company's most recent prospectus describing the Plan, as well as a complete copy of the Plan document.

      [ ] I UNDERSTAND THAT THIS ENROLLMENT AGREEMENT AND THE ELECTIONS MADE HEREON SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS I WITHDRAW FROM THE PLAN OR AMEND MY ELECTIONS.



----------------------               -------------------------------------------
Date                                 Signature of Employee

                             SYNAPTICS INCORPORATED

                              AMENDED AND RESTATED

             2001 EMPLOYEE STOCK PURCHASE SUB-PLAN FOR UK EMPLOYEES

                              NOTICE OF WITHDRAWAL

Employee's Name:                                     National Insurance Number:
                  ------------------------------            -          -
                                                     ------- ---------- -------


Address:
                  ------------------------------

                  ------------------------------

                  ------------------------------

Entry Date:
                  ------------------------------


      [ ] I,                                       , hereby elect to withdraw
from the Synaptics Incorporated Amended and Restated 2001 Employee Stock Purchase Plan for UK Employees (the "Plan").

      [ ] I understand that my withdrawal will become effective on the fifth business day after the Human Resources Department at Synaptics Incorporated (the "Company") receives my completed Notice of Withdrawal.

      [ ] I understand that any payroll deductions which may have been accumulated for my account and not used to purchase shares of the Company's Common Stock will be distributed to me as soon as administratively practicable following the effectiveness of my withdrawal.

      [ ] I UNDERSTAND THAT I WILL NOT BE ELIGIBLE TO BECOME A PARTICIPANT IN THE PLAN AGAIN UNTIL THE BEGINNING OF THE NEXT OFFERING PERIOD FOLLOWING THE OFFERING PERIOD FROM WHICH I AM WITHDRAWING. I FURTHER UNDERSTAND THAT I WILL BE REQUIRED TO COMPLETE A NEW ENROLLMENT AGREEMENT IF I CHOOSE TO BECOME A PARTICIPANT IN THE PLAN AFTER I AM AGAIN ELIGIBLE.


-------------------------           --------------------------------------------
Date                                Signature of Employee

DATED                                                                       2002

                             SYNAPTICS, INCORPORATED

                                     - and -

                             SYNAPTICS (UK) LIMITED

                                     - and -

                                   [OPTIONEE]

                                 JOINT ELECTION


                             TAYLOR JOYNSON GARRETT
                                    Carmelite
                             50 Victoria Embankment
                                   Blackfriars
                                 London EC4Y 0DX

                            Tel: +44 (0)20 7300 7000
                            Fax: +44 (0)20 7300 7100
                                  DX 41 London

                                  FINAL - ESPP
                                   10/09/2002
                                  Ref: FXB/DNK

                                 JOINT ELECTION

BETWEEN

(1) SYNAPTICS, INCORPORATED whose registered office is at 2381 Bering Drive, San Jose, CA 95131, USA (the "Company"); and]

(2) SYNAPTICS (UK) LIMITED (company registration no. 3460714) whose registered office is at 7340 Cambridge Research Park, Ely Road, Waterbreech, Cambridge CB5 9TE (the "Employer"); and

(3) [INSERT NAME OF OPTIONEE] of [INSERT ADDRESS OF OPTIONEE] (the "Optionee" which shall include his executors or administrators in the case of his death).

INTRODUCTION

(A) From time to time the Optionee may be granted options (each one an "Option") to acquire shares of common stock in the ten year period commencing on the date of this joint election (the "Joint Election") in the Company (the "Shares") on terms to be set out in the Synaptics Incorporated 2001 Employee Stock Purchase Plan (the "Plan").

(B) The Joint Election is in an approved format. The exercise, cancellation, release, assignment or other disposal of an Option is subject to the Optionee entering into this Joint Election.

(C)   The Optionee is currently an employee of the Employer.

(D) The exercise, release, cancellation, assignment or other disposal of an Option (a "Trigger Event") (whether in whole or in part), may result in the Employer or, if and to the extent that there is a change in law, any other company or person who becomes the secondary contributor for National Insurance contributions ("NIC") purposes at the time of such Trigger Event having a liability to pay employer's (secondary) Class I NICs (or any tax or social security premiums which may be introduced in substitution or in addition thereto) in respect of such Trigger Event.

(E)   Where the context so admits, any reference in this Joint Election:

      (i) to the singular number shall be construed as if it referred also to the plural number and vice versa;

      (ii) to the masculine gender shall be construed as though it referred also to the feminine gender;

      (iii) to a statute or statutory provision shall be construed as if it referred also to that statute or provision as for the time being amended or re-enacted; and

      (iv)  Shares means shares of common stock each of the Company.

AGREED TERMS


1.    JOINT ELECTION

1.1 It is a condition of the exercise, cancellation, release, assignment or other disposal of an Option that the Optionee has entered into this Joint Election with the Employer.

1.2 The Optionee, the Company and the Employer elect to transfer the liability (the "Liability") for all of the employer's (Secondary) Class I NICs, referred to in (D) above and charged on payments or other benefits arising on a Trigger Event and treated as remuneration and earnings pursuant to section 4(4)(a) of the Social Security Contributions and Benefit Act 1992 ("SSCBA") to the Optionee. This Joint Election is made pursuant to an arrangement authorised by paragraph 3B, Schedule 1 of the SSCBA.

2.    RESTRICTION ON REGISTRATION UNTIL LIABILITY PAID BY OPTIONEE

      The Optionee hereby agrees that no Shares shall be registered in his name until he has met the Liability as a result of a Trigger Event in accordance with this Joint Election.

3.    PAYMENT

3.1 Where, in relation to an Option, the Optionee is liable, or is in accordance with current practice at the date of the Trigger Event believed by the Employer to be liable (where it is believed that the shares under option are readily convertible assets), to account to the Inland Revenue for the Liability, the Optionee and the Employer agree that, upon receipt of the funds to meet the Liability from the Employee, that such funds to meet the Liability shall be paid to the Collector of Taxes or other relevant taxation authority by the Employer on the Optionee's behalf within 14 days of the end of the income tax month in which the gain on the Option was made ("the 14 day period") and for the purposes of securing payment of the Liability the Optionee will on the occurrence of a Trigger
      Event:

      (a)   pay to the Employer a cash amount equal to the Liability; and/or

      (b) suffer a deduction from salary or other remuneration due to the Optionee such deduction being in an amount not exceeding the Liability; and/or

      (c) at the request of the Company enter into such arrangement or arrangements necessary or expedient with such person or persons (including the appointment of a nominee on behalf of the Optionee) to effect the sale of Shares acquired through the exercise of an Option to cover all or any part of the Liability and use the proceeds to pay the Employer a cash amount equal to the Liability.

3.2 The Optionee hereby irrevocably appoints the Company and the Employer as his attorney with full power in his name to execute or sign any document and do any other thing which the Company or the Employer may consider desirable for the purpose of giving effect to the Optionee satisfying the Liability under clause 3.1 and satisfying any penalties and interest under clause 3.4. The Optionee further agrees to ratify and confirm whatever the Company and the Employer may lawfully do as his attorney. In particular, the Employer and/or the Company will have the right to enter into such an arrangement (as envisaged by clause 3.1(c)) on the Optionee's behalf to sell sufficient of the Shares issued or transferred to the Optionee on the exercise of an Option to meet the Liability pursuant to clause 3.1 and any penalty or interest arising under clause 3.4.

3.3 The Employer shall pass all monies it has collected from the Optionee in respect of the Liability to the Collector of Taxes by no later than 14 days after the end of the income tax month in which the Trigger Event occurred. The Employer shall be responsible for any penalties or interest that may arise in respect of the Liability from any failure on its part after it has collected any monies from the Optionee to pass the Liability to the Collector of Taxes within the said 14 days period.

3.4 If the Optionee has failed to pay all or part of the Liability to the Employer within the 14 day period the Optionee hereby indemnifies the Employer against such penalties or interest that the Employer would have to pay in respect of the late payment of all or part of the Liability to the Collector of Taxes.

4.    TERMINATION OF JOINT ELECTION

4.1 This Joint Election shall cease to have effect on the occurrence of any of the following:

      (a) if the terms of this Joint Election are satisfied in the reasonable opinion of the Company, the Employer and the Optionee;

      (b) if the Company, the Employer and the Optionee jointly agree in writing to revoke this Joint Election;

      (c) if the Inland Revenue withdraws approval of this Joint Election so far as it relates to share options covered by the Joint Election but not yet granted;

      (d) if the Option shall lapse or the Option is otherwise not capable of being exercised pursuant to the Plan; and/or

      (e) if the Company and/or the Employer serve notice on the Optionee that the Joint Election is to cease to have effect.

5.    FURTHER ASSURANCE

5.1 The Company, Employer and the Optionee shall do all such things and execute all such documents as may be necessary or desirable to ensure that this Joint Election complies with all relevant legislation and/or Inland Revenue requirements.

5.2 The Optionee shall notify the Employer in writing of any Trigger Event which occurs in relation to an Option within three days of such Trigger Event.

5.3 The Company intends, as soon as practicable, to notify the Employer of the Optionee's intention of exercising an Option and shall provide the Employer with such information available to the Company to enable the Employer to calculate the Liability arising on the Trigger Event.

6.    SECONDARY CONTRIBUTOR

      The Employer enters into this Joint Election on its own behalf and on behalf of the Company, or, if and to the extent that there is a change in law, any other company or person who is or becomes a secondary contributor for NIC purposes in respect of an Option. It is agreed that the Employer can enforce the terms of this Joint Election against the Optionee on behalf of any such company.

7.    BINDING EFFECT

7.1 The Optionee agrees to be bound by the terms of this Joint Election and for the avoidance of doubt the Optionee shall continue to be bound by the terms of this Joint Election regardless of which country the Optionee is working in when the Liability arises and regardless of whether the Optionee is an employee of the Employer when the Liability arises.

7.2 The Employer and the Company agree to be bound by the terms of this Joint Election and for the avoidance of doubt the Employer and Company shall continue to be bound by the terms of this Joint Election regardless of which country the Optionee is working in when the Liability arises and regardless of whether the Optionee is an employee of the Employer when the Liability arises.

8.    GOVERNING LAW

8.1 This Joint Election shall be governed by and construed in accordance with English law and the parties irrevocably submit to the non-exclusive jurisdiction of the English Courts to settle any claims, disputes or issues which may arise out of this deed.

This Joint Election has been executed and delivered as a deed on the date written above.

SIGNED AS A DEED
BY [INSERT NAME OF OPTIONEE]

in the presence of:

Witness signature:

Name:

Address:

Occupation:


SIGNED AS A DEED
BY SYNAPTICS (UK) LIMITED
acting by:

                                                            Director

                                                            Director/Secretary

SIGNED AS A DEED
BY SYNAPTICS, INCORPORATED
acting by the under-mentioned
person(s) acting on the authority
of the Company in accordance
with the laws of
the territory of its incorporation:

                                                            Authorised signatory